UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 17, 2006

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2006, upon recommendation of the Human Resources Committee, the Board of Directors of MGI adopted an amendment to the MoneyGram International, Inc. Executive Compensation Trust (the "Trust") in order to designate the MoneyGram International, Inc. Supplemental Executive Retirement Plan as a covered plan under the Trust. In November 2005, the Board of Directors adopted the Trust in order to provide a funding mechanism for MGI’s obligations under the MoneyGram International, Inc. Deferred Compensation Plan for Employees. The First Amendment to the Trust is filed herewith as Exhibit 99.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 17, 2006, Robert H. Bohannon, Chairman of the Board of Directors, tendered his resignation effective December 31, 2006. As a result of Mr. Bohannon’s resignation, the Board of Directors appointed Philip W. Milne, MGI’s President and Chief Executive Officer, as Chairman of the Board of Directors effective January 1, 2007. A copy of the press release announcing the resignation of Mr. Bohannon and appointment of Mr. Milne is furnished herewith as Exhibit 99.02.

(d) On August 17, 2006, upon recommendation of the Corporate Governance and Nominating Committee, the Board of Directors of MGI elected a new director, Monte E. Ford. There are no arrangements or understandings between Mr. Ford and MGI or any other persons pursuant to which Mr. Ford was selected as a director. It is expected that Mr. Ford will become a member of one or more committees of the Board of Directors. The determination of such committee memberships will be made at the regularly scheduled meeting of the Board of Directors to be held in November 2006 and will be disclosed in an amendment to this Form 8-K filed by MGI following such determination. There are no relationships or related transactions between MGI and Mr. Ford of the type required to be disclosed under Item 404(a) of Regulation S-K. In accordance with MGI’s bylaws, the Board fixed the number of directors at twelve. Accordingly, following the election of Mr. Ford, the Board is comprised of twelve members. A copy of the press release announcing the election of Mr. Ford is furnished herewith as Exhibit 99.03.

Item 8.01 Other Events.

On August 17, 2006, MGI issued a press release announcing the declaration of a quarterly dividend of $0.04 per share on its common stock, payable on October 2, 2006 to stockholders of record at the close of business on September 15, 2006. The press release also announced the approval by the Board of Directors of a small stockholder selling/purchasing program. The press release announcing the dividend and selling/purchasing program is furnished herewith as Exhibit 99.04.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

August 22, 2006	By:	/s/ Teresa H. Johnson

Name: Teresa H. Johnson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.01	First Amendment to the MoneyGram International, Inc. Executive Compensation Trust
99.02	Press Release dated August 17, 2006 Announcing the Resignation of Robert H. Bohannon as Chairman of the Board and the Appintment of Philip W. Milne
99.03	Press Release dated August 17, 2006 Announcing the Election of Monte E. Ford as a Director
99.04	Press Release dated August 17. 2006 Announcing Quarterly Dividend and Small Stockholder Selling/Purchasing Program